UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1: Report to Shareholders

International Discovery Fund	April 30, 2009

The views and opinions in this report were current as of April 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

International small-cap stocks suffered severe losses through much of the last six months but rallied in March and April to end in positive territory for the period. Although economic data indicated that the global economy continued to contract, conditions in credit markets were materially better by the end of the period, and investors appeared to take comfort that massive central bank and government intervention would eventually halt the economic decline and revive credit markets.

Your fund posted a modest gain for the six months ended April 30, 2009, but lagged its benchmarks. Consumer discretionary stocks were the top contributors, while energy and consumer staples detracted. In addition, a temporary aberration regarding pricing technicalities and “fair value” pricing at the end of the period added to the disparity between the fund and its new market benchmark, the S&P SmallCap Global ex-U.S. Index. As described in the fund’s prospectus, since there are timing differences between when the fund prices its securities and when certain foreign markets close, the fund adjusts the prices of its portfolio securities to reflect market events that may affect prices after foreign markets close. The fund values its portfolio securities in this way to protect the fund and deter market timing by speculators. Since an index does not need to apply fair valuation, this technicality may at times contribute either positively or negatively to the performance difference between the fund and its index.

As noted above, with this report, the S&P Small Cap Global ex-U.S. Index replaces the S&P Developed ex-U.S. SmallCap Index as the fund’s broad market benchmark. We believe the new benchmark better represents our investing universe because it includes both emerging and developed markets, while the previous benchmark was restricted to developed markets. The new benchmark captures the bottom 15% of market capitalization in each of its constituent countries.

MARKET REVIEW

The market has passed through four distinct phases since our last shareholder letter. Stocks continued their precipitous fall through November and then staged a rally through December and early January. The markets then turned down as the banking crisis reached a climax before turning up again in a powerful way in early March—an inflection point that we hope marks the bottom of the current bear market. While measures of global economic growth were consistently and dramatically revised downward, there was a noticeable thawing in the credit markets. Interbank lending rates declined, the spreads (or differences in yield) between high-yield and investment-grade corporate bonds narrowed from record highs, and emerging market bond spreads also closed. Investors’ headlong rush into safe havens, such as Treasury bonds, the U.S. dollar, and money market funds, began to recede and reverse. Volatility peaked in conjunction with the November low, not, interestingly, with the March low.

For equity markets, all of this was cathartic. After nearly 18 months of relentless risk aversion, the markets began to reward investors willing to assume some risk. Until then, valuations for companies with any sign of distress in their balance sheets had been “compressed” into the banking crisis. Companies have used better markets to issue equity, or recapitalize, and the market has, in turn, responded well. Suddenly, for companies that have been lucky enough to be able to refinance and prove they can survive, the returns to equity holders have been significant. Meanwhile, there are tentative signs that economies are responding to both the scale and scope of government stimulus packages, and this too has had a powerful effect in changing the dynamics of the market. Along with the March inflection point came a vicious pattern of rotation, both in terms of style—from safer to riskier stocks—and away from defensive shares toward cyclical ones.

For small-caps, the pattern since the first of the year has been quite different from the previous months. The fourth quarter 2008 was one of maximum pain for small-cap equities—indeed, one of the worst on record—with investors shunning risk and selling small-caps the hardest. The situation was particularly acute in Europe. In the U.K., 2008 was the worst year for small-caps since 1974; price/earnings ratios were driven down to just 7.5 times next year’s anticipated earnings, well below the average of about 13 times over the previous 30 years. We witnessed a truly “retro” moment.

PORTFOLIO AND STRATEGY REVIEW

The mantra from our October shareholder letter was that we would continue to buy “cheap” stocks for as long as equities remained “on sale.” Opportunities abounded (and still do) with genuine franchise companies, or those with longevity or staying power, available at knocked-down prices.

Regionally, the biggest change in weighting was an increase of Pacific ex-Japan from 18% to 21%, while our Japanese allocation went the other way, from 22% to 19%. Our exposure to European equities stayed at about half the portfolio. By country, our largest overweight versus the index is China at 7.4% and our lightest relative exposure is Canada.

At a sector level, we reduced some of the more cyclical areas of industrials and business services from 22% to 17% and increased our exposure to financial services from 9% to 14%. The majority are specialty financial companies that give us upside potential in oversold markets, rather than plain-vanilla banks or insurance companies. As a result, we are overweight diversified financials relative to our benchmark. We also have heavier exposure to software and services. We continue to avoid deep cyclical sectors by remaining underweight materials and capital goods.

In Asia, we favor China and India over Taiwan and South Korea and prefer companies focused on domestic consumption over exporters. This has hurt us in the intermediate period. We’ve also stuck to some tried-and-tested long-term themes: online businesses, health care, and education. Our favorite online business is Tencent Holdings (China), which is leveraging its vast subscriber base—both fixed-line Internet and mobile—through its value-added services and content. Broadband and 3G wireless technology are just being rolled out in China, so we believe this is an interesting juncture for the company. Tencent recently showed quarterly growth in net income of 100% year over year. (Please refer to the portfolio of investments for a detailed listing of holdings and the amount each represents in the portfolio.)

In health care, Mindray Medica, a Chinese provider of monitoring devices and diagnostic equipment, is emerging as a genuine contender to more established Western medical technology companies. In education, we have stuck with Educomp Solutions, which builds schools and provides Internet-learning services in India. The market opportunity is huge, demand is not only durable but growing by virtue of demographics, and competition is limited. Our largest purchase in Asia over the period was CapitaMall Trust, a Singaporean real estate investment trust specializing in retail properties and shopping malls.

We believe that Asian economies are likely to recover quicker than most other parts of the world, especially those developed economies that have legacy indebtedness and banking issues. We thus remain favorably disposed toward the region, and this is reflected in our weightings. Government action, especially in China, has been impressive in its scale and decisiveness, and we believe that China can continue to be the growth engine for the whole region.

Contrast this with Europe, where the already-weak growth trajectory is likely to be lowered further by banking issues and the large fiscal deficits needed to fix them. However—and it is a big however—it was in Europe where pessimism about the economy and aversion to risk reached its highest pitch. Correspondingly, some of the best opportunities came in the region. Specialized credit manager Bluebay Asset Management (U.K.) and private Swiss banks EFG International and Julius Baer give us exposure to improving capital markets, while homebuilders Bellway and Persimmon and retailer Home Retail (all U.K.) provide exposure to an improving consumer. We’re also finding businesses that had good franchises but worrisome balance sheets that have managed to recapitalize, such as Swedish directories business Eniro.

The core of the portfolio is, of course, made up of genuine growth companies that we think can be winners in the next business cycle. One such business is Aixtron (Germany), a semiconductor capital equipment company that supplies the strategically important LED industry. Others can benefit from the process of change, such as Xchanging (U.K.), a provider of outsourced back-office services to the banking and insurance industry. We believe Xchanging can be a major beneficiary as banks, in particular, reassess their business models in the next few years.

Although the Japanese banking system is not failing in the same way as in Europe and the U.S., Japan’s overreliance on global trade means that the economy has suffered disproportionately. Counterintuitively, the export sector rallied the most in recent months, which hurt fund performance due to our emphasis on companies focused on domestic consumption. Key purchases included FamilyMart, a well-run convenience store operator that is displaying shareholder friendliness through dividend payouts and share buybacks. We also bought Sekisui Chemical, a specialty chemicals and prefabricated housing combine that should benefit from government incentives for homebuilding. At the same time, the specialty chemical operations are likely to stage a strong rebound after the recent inventory correction. We expect the economy to remain weak, but Japanese equities appear cheap overall relative to their own history and to other asset classes. Blending these opposing forces leads us to weight Japan at 20%, approximately in line with our new benchmark.

OUTLOOK

The severe earnings recession that we anticipated in our shareholder letter six months ago has become reality. While the lack of credit finance for investment and working capital needs has eased, credit remains scarce. This is part of the process of banks shoring up their balance sheets that will make recovery a long, drawn-out affair. Yet somehow the world feels more normal—stocks respond to news in a more typical way and the process of fundamental company investment research feels relevant again. Equity risk premiums are still elevated despite the recent rally. To give this some context, in many markets we are buying small-capitalization companies at below book value and at high single-digit dividend yields. Increasingly, we believe that we are in an environment where active stockpickers should be rewarded for correctly identifying the winning companies over the next business cycle.

I would like to express my gratitude to shareholders for your loyalty during a trying last 18 months. Your dedicated team of portfolio managers and analysts is fully engaged with our holdings’ management teams and monitoring their progress, particularly with regard to how management is adapting to the challenging economic circumstances. For the patient, long-term investor, we think conditions remain in place for a period of above-average returns.

Respectfully submitted,

Justin Thomson
Lead Portfolio Manager

May 20, 2009

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI indexes: Market capitalization-weighted indexes of stocks designed to track stock markets in various countries and regions.

MSCI EAFE Small-Cap Index: A market capitalization-weighted index of small-cap stocks in various world markets.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P Developed ex-U.S. SmallCap Index: A benchmark that tracks the performance of small-company stocks in developed markets, excluding the U.S.

S&P SmallCap Global ex-U.S. Index: A benchmark that tracks the performance of small-company stocks in both emerging and developed markets, excluding the U.S.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/09‡	Year Ended 10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡	10/31/04
NET ASSET VALUE						
Beginning of period	$ 25.10	$ 60.13	$ 48.92	$ 37.31	$ 29.48	$ 25.21
Investment activities						
Net investment income	0.10	0.40	0.40	0.36	0.19	0.07
Net realized and unrealized gain (loss)	0.48	(29.14)	16.02	11.59	7.68	4.33
Total from investment activities	0.58	(28.74)	16.42	11.95	7.87	4.40
Distributions						
Net investment income	(0.37)	(0.34)	(0.31)	(0.15)	(0.01)	(0.08)
Net realized gain	–	(5.95)	(4.91)	(0.21)	(0.03)	(0.06)
Total distributions	(0.37)	(6.29)	(5.22)	(0.36)	(0.04)	(0.14)
Redemption fees added to paid-in capital	–	–	0.01	0.02	–	0.01
NET ASSET VALUE						
End of period	**$ 25.31**	**$ 25.10**	**$ 60.13**	**$ 48.92**	**$ 37.31**	**$ 29.48**
Ratios/Supplemental Data						
Total return[(1)]	**2.37%**	**(52.68)%**	**36.67%**	**32.29%**	**26.72%**	**17.58%**
Ratio of total expenses to average net assets	1.31%[(2)]	1.24%	1.21%	1.24%	1.28%	1.32%
Ratio of net investment income to average net assets	0.88%[(2)]	0.92%	0.76%	0.79%	0.54%	0.28%
Portfolio turnover rate	33.4%	66.7%	67.9%	82.3%	85.3%	106.4%
Net assets, end of period (in millions)	$ 1,373	$ 1,373	$ 3,283	$ 2,096	$ 1,291	$ 880

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 2.0%		
Common Stocks 2.0%		
Austar Communications (1)	17,500,000	9,895
Billabong International	750,000	5,707
Cochlear	85,148	3,079
Sigma Pharmaceuticals	10,000,000	8,156
Sphere Investments (1)	4,000,000	1,023
Total Australia (Cost $60,799)		27,860
AUSTRIA 0.3%		
Common Stocks 0.3%		
Intercell (1)(2)	150,000	3,948
Total Austria (Cost $6,890)		3,948
BELGIUM 0.5%		
Common Stocks 0.5%		
UCB (2)	250,000	6,808
Total Belgium (Cost $7,635)		6,808
BRAZIL 0.6%		
Common Stocks 0.6%		
Obrascon Huarte Lain Brasil	700,000	4,541
Tam, ADR (USD)(1)(2)	538,300	3,590
Total Brazil (Cost $15,006)		8,131
CANADA 0.3%		
Common Stocks 0.3%		
CGI, Class A (1)(2)	500,000	4,433
Total Canada (Cost $4,054)		4,433

DENMARK 0.3%		
Common Stocks 0.3%		
AMBU A/S, Series B	300,000	4,601
Total Denmark (Cost $5,244)		4,601
EGYPT 0.6%		
Common Stocks 0.6%		
EFG Hermes	1,000,000	3,493
Maridive & Oil Services (USD)	1,750,000	5,288
Total Egypt (Cost $18,259)		8,781
FINLAND 1.1%		
Common Stocks 1.1%		
Nokian Renkaat (2)	500,000	7,929
Rapala	1,250,000	6,929
Total Finland (Cost $24,225)		14,858
FRANCE 5.2%		
Common Stocks 5.2%		
Alcatel-Lucent (1)(2)	4,000,000	10,125
April (2)	85,506	2,545
Biomerieux	132,294	9,911
Bureau Veritas	66,800	2,722
EDF Energies Nouvelles (2)	210,875	7,517
Eurofins Scientific (2)	125,000	6,908
Gameloft (1)(2)	1,750,000	5,864
Meetic (1)(2)	279,026	6,243
Neopost	150,000	12,675
Oeneo, Warrants, 7/1/09 (1)	623,403	65

SOITEC (1)(2)	1,000,000	6,304
Total France (Cost $79,908)		70,879
GERMANY 8.2%		
Common Stocks 8.0%		
Aareal Bank (2)	625,000	5,763
Aixtron (2)	1,425,835	11,053
Alstria Office	850,000	5,253
Elringklinger (2)	250,000	3,624
Grenkeleasing (2)	550,000	17,075
MTU Aero Engines	275,000	9,229
Pfeiffer Vacuum Technology	47,500	3,146
SGL Carbon (1)(2)	174,548	5,114
Sirius Real Estate	7,500,000	2,264
SMA Solar Technology (1)(2)	163,000	10,096
Takkt AG (2)	1,000,000	9,903
Vossloh (2)	150,000	15,386
Wirecard	1,485,305	12,340
		110,246
Preferred Stocks 0.2%		
Sartorius (2)	300,000	2,796
		2,796
Total Germany (Cost $136,891)		113,042
GREECE 2.5%		
Common Stocks 2.5%		
Fourlis Holding	440,000	5,282
Jumbo	1,000,000	8,571
Lamda Development (1)	1,000,000	7,227

Preferred Stocks 0.1%		
Provogue India, Acquisition Date: 5/12/08 Acquisition Cost $9,155 (4)	1,750,000	1,000
		1,000
Total India (Cost $91,986)		50,689
INDONESIA 0.5%		
Common Stocks 0.5%		
Astra Agro Lestari	4,209,000	6,261
Total Indonesia (Cost $2,799)		6,261
IRELAND 1.1%		
Common Stocks 1.1%		
DCC	350,000	6,328
Paddy Power	500,000	9,191
Total Ireland (Cost $20,451)		15,519
ITALY 2.6%		
Common Stocks 2.6%		
Azimut Holding S.p.A. (1)	2,000,000	14,036
Davide Campari-Milano	1,730,000	11,688
Digital Multimedia Technology (1)(2)	207,673	1,715
Geox (1)(2)	650,000	5,513
Newron Pharmaceuticals S.p.A. (CHF)(1)	193,380	2,824
Total Italy (Cost $55,267)		35,776
JAPAN 19.2%		
Common Stocks 19.2%		
ABC-Mart (2)	199,900	4,107
AEON Credit Service	483,300	5,473

Air Water	761,000	6,226
Aozora Bank	4,951,000	6,215
Aruze	530,200	4,376
ASAHI Holdings (1)(2)	250,600	3,469
Asics	286,000	1,847
Daiseki (2)	457,986	8,767
Doutor Nichires Holdings (2)	408,700	5,016
FamilyMart	342,800	9,402
Fuji Oil (2)	324,400	3,216
GCA Savvian	955	1,576
Hamamatsu Photonics (2)	244,700	4,887
Hikari Tsushin (2)	450,800	9,122
Hokuto (2)	348,200	6,102
Iyo Bank	518,000	5,171
Japan Petroleum Exploration	173,600	6,776
Japan Steel Works (2)	583,000	6,238
Kamigumi	876,000	5,596
Makita	238,500	5,466
Matsui Securities (2)	628,300	4,430
Modec (2)	101,300	1,450
Nakanishi	56,400	3,471
Nichi-Iko Pharmaceutical (2)	232,100	6,271
Nihon Parkerizing	445,000	3,695
Nippon Electric Glass	913,000	7,342
Nissan Chemical Industries	712,000	5,921
Nissha Printing (2)	146,300	4,260
Nitori	74,850	4,209
NTT Urban Development	1,613	1,303
Osaka Securities Exchange	1,833	5,812
Pacific Golf Group	11,636	4,824
Point (2)	173,840	7,749
Rohto Pharmaceutical	967,000	8,690
Sankyu	2,301,000	6,701
SBI Holdings	4,769	564

Total Access Communications (1)	5,756,000	4,553
Total Thailand (Cost $22,955)		14,463

TURKEY 0.5%

Common Stocks 0.5%		
Anadolu Efes Biracilik Ve Malt Sanayii	750,000	5,312
Bank Asya (1)	2,145,360	2,037
Total Turkey (Cost $13,279)		7,349

UNITED ARAB EMIRATES 1.5%

Common Stocks 1.5%		
Air Arabia	25,000,000	6,161
Damas International (USD)	12,400,000	5,704
Islamic Arab Insurance (1)	12,500,000	2,778
National Central Cooling (1)	25,000,000	4,508
Shuaa Capital	6,000,000	1,719
Total United Arab Emirates (Cost $62,402)		20,870

UNITED KINGDOM 14.6%

Common Stocks 14.6%		
3I Group	1,200,000	5,610
888 Holdings	2,700,000	3,894
ARM Holdings	3,250,000	5,706
Atkins	500,000	4,512
Bellway	300,000	3,177
Bluebay Asset Management	4,500,000	11,872
Carillion	1,500,000	5,861
Ceres Power (1)	2,470,000	4,395
Clipper Windpower (1)	443,300	454
Dignity	777,777	6,054
GlobeOp Financial Services	3,000,000	4,338

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,997,115)	$ 1,529,274
Foreign currency (cost $8,507)	8,517
Receivable for investment securities sold	8,380
Dividends and interest receivable	5,657
Receivable for shares sold	2,224
Cash	60
Other assets	18,321
Total assets	1,572,433
Liabilities	
Obligation to return securities lending collateral	160,780
Payable for investment securities purchased	18,549
Investment management fees payable	1,135
Payable for shares redeemed	354
Due to affiliates	182
Other liabilities	18,170
Total liabilities	199,170
NET ASSETS	$ 1,373,263
Net Assets Consist of:	
Undistributed net investment income	$ 4,612
Accumulated undistributed net realized loss	(323,506)
Net unrealized loss	(467,996)
Paid-in capital applicable to 54,247,032 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	2,160,153
NET ASSETS	$ 1,373,263
NET ASSET VALUE PER SHARE	$ 25.31

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/09	Year Ended 10/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 5,433	$ 23,301
Net realized gain (loss)	(314,676)	1,353
Change in net unrealized gain (loss)	335,428	(1,670,783)
Increase (decrease) in net assets from operations	26,185	(1,646,129)
Distributions to shareholders		
Net investment income	(19,947)	(18,593)
Net realized gain	–	(325,081)
Decrease in net assets from distributions	(19,947)	(343,674)
Capital share transactions*		
Shares sold	120,711	442,493
Distributions reinvested	19,018	331,277
Shares redeemed	(145,586)	(694,703)
Redemption fees received	96	530
Increase (decrease) in net assets from capital share transactions	(5,761)	79,597
Net Assets		
Increase (decrease) during period	477	(1,910,206)
Beginning of period	1,372,786	3,282,992
End of period	**$ 1,373,263**	**$ 1,372,786**
Undistributed net investment income	4,612	19,126
*Share information		
Shares sold	5,224	10,354
Distributions reinvested	780	7,041
Shares redeemed	(6,444)	(17,311)
Increase (decrease) in shares outstanding	(440)	84

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures; however, it is expected to have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on April 30, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the six months ended April 30, 2009:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2009, approximately 22% of the fund’s net assets were invested, directly or indirectly, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

China A-shares During the six months ended April 30, 2009, the fund invested in certain Chinese equity securities (A-shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price International, Inc. (TRPI), which serves as the registered QFII for all participating T. Rowe Price-sponsored investment companies. Investment decisions related to A-shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A-shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A-shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains taxes will be imposed, accrued taxes are reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2009, the value of loaned securities was $159,229,000; aggregate collateral received included U.S. government securities valued at $5,485,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $396,310,000 and $448,971,000, respectively, for the six months ended April 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2009.

At April 30, 2009, the cost of investments for federal income tax purposes was $1,997,115,000. Net unrealized loss aggregated $467,996,000 at period-end, of which $122,237,000 related to appreciated investments and $590,233,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2009, the fund had deferred tax liability of $165,000 attributable to foreign securities and $16,290,000 of foreign capital loss carryforwards that expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2009, expenses incurred pursuant to these service agreements were $88,000 for Price Associates, $570,000 for T. Rowe Price Services, Inc., and $130,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2009, the fund was allocated $8,000 of Spectrum Funds’ expenses, of which $5,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2009, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager), and the investment subadvisory contract (Subadvisory Contract) between the Manager and T. Rowe Price Global Investment Services Limited (Global). The Board considered a variety of factors in connection with its review of the Contract and the Subadvisory Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager and by Global. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and Global.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates, including Global) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates (including Global) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable. The Board also reviewed the fees paid by the Manager to Global under the Subadvisory Contract and concluded that the fees paid were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. The Board also approved the continuation of the Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decisions. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer
Date	June 16, 2009